                          INDEPENDENT AUDITORS' CONSENT

To the Shareholders and Board of Directors of

SG Cowen Intermediate Fixed Income Fund and SG Cowen Government Securities Fund:

We consent to the incorporation by reference, in the Prospectus and Statement of Additional Information, of our report dated January 14, 2000, on the statements of assets and liabilities for the SG Cowen Intermediate Fixed Income Fund and SG Cowen Government Securities Fund (the Funds) as of November 30, 1999 and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Funds as filed on Form N-30D.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Financial Statements" and "Other Information" in the Statement of Additional Information.



                                                           KPMG LLP



New York, New York
March 22, 2000

                          INDEPENDENT AUDITORS' CONSENT


To the Shareholders and Board of Directors of SG Cowen Opportunity Fund:

We consent to the incorporation by reference, in the Prospectus and Statement of Additional Information, of our report dated January 14, 2000, on the statement of assets and liabilities for the SG Cowen Opportunity Fund (the Fund) as of November 30, 1999 and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-30D.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Auditors and Counsel" and "Financial Statements" in the Statement of Additional Information.



                                                    KPMG LLP



New York, New York
March 22, 2000